Inventories	12 Months Ended
Sep. 30, 2013
Inventories [Abstract]
Inventories
Inventories

Inventories are as follows (in millions):

	September 30,
	2013	2012
Finished goods and work in process	$370.9	$325.4
Raw materials	453.6	372.7
Supplies and spare parts	194.0	197.1
Inventories at FIFO cost	1,018.5	895.2
LIFO reserve	(80.6)	(33.3)
Net inventories	$937.9	$861.9

It is impracticable to segregate the LIFO reserve between raw materials, finished goods and work in process. In fiscal 2013, 2012 and 2011, we reduced inventory quantities in some of our LIFO pools. This reduction results in a liquidation of LIFO inventory quantities generally carried at lower costs prevailing in prior years as compared with the cost of the purchases in the respective fiscal years, the effect of which typically decreases cost of goods sold. The impact of the liquidations in fiscal 2013, 2012 and 2011 was not significant.